PIMCO Variable Insurance Trust

Supplement Dated June 13, 2005 to the

Prospectus for Institutional Class Shares of the

High Yield Portfolio dated May 1, 2005

Effectively immediately, the first sentence of the second paragraph on page 5 under "Principal Investments and Strategies" of the PIMCO High Yield Portfolio is replaced, in its entirety, with the following:

"The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities."